UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2006

KNAPE & VOGT MANUFACTURING COMPANY
(Exact Name of Registrant as Specified in Charter)

Michigan (State or other jurisdiction of incorporation)	000-01859 (Commission File Number)	38-0722920 (IRS Employer Identification No.)

2700 Oak Industrial Drive, Grand Rapids, Michigan (Address of principal executive office)	49505 (Zip Code)

Registrant's telephone number, including area code: (616) 459-3311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01    Regulation FD Disclosure

On April 5, 2006, Knape & Vogt Manufacturing Company issued a press release announcing that Wind Point Partners had completed its due diligence process. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        This Form 8-K contains forward-looking statements. Forward-looking statements are identifiable by words or phrases indicating that Knape & Vogt or its management “anticipates”, “believes”, “expects”, “looks forward”, “plans” that a particular occurrence “will” be the result or occur; that an “opportunity” will be realized, or similarly stated expectations. These forward-looking statements are subject to a number of factors that could cause actual results to differ materially. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statement: a significant change in the timing of, or the imposition of any government conditions to, the closing of the transaction; the results of due diligence; and the ability of Wind Point Partners to secure acceptable financing.

Additional Information and Where to Find It

        In connection with the proposed transaction, a proxy statement of Knape & Vogt, and other materials will be filed with the Securities and Exchange Commission (“SEC”). We urge investors to read these important documents when they become available. Investors will be able to obtain free copies of the proxy statement, as well as other filed documents containing information about the Knape & Vogt at www.sec.gov, the SEC’s website after the documents have been filed. Investors may also obtain free copies of these documents at www.kv.com, or by request to Knape & Vogt, Legal Services, 2700 Oak Industrial Drive NE, Grand Rapids, MI 49505.

Participants in the Solicitation

        Knape & Vogt and its respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Knape & Vogt shareholders with respect to the proposed transaction. Information about Knape & Vogt’s directors and executive officers is available in Knape & Vogt’s annual report on Form 10-K for the year ended July 2, 2005. Additional information about the interest of potential participants will be included in the proxy statement and other materials filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated April 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 5, 2006 Date: April 5, 2006	Knape & Vogt Manufacturing Company
(Registrant)

By: /s/ William R. Dutmers
      ——————————————
      William R. Dutmers
      Chairman and Chief Executive Officer

By: /s/ Leslie J. Cummings
      ——————————————
      Leslie J. Cummings
Vice President of Finance and Treasurer